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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FIRSTCITY FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 15, 2007

TO THE STOCKHOLDERS OF FIRSTCITY FINANCIAL CORPORATION:

        NOTICE IS HEREBY GIVEN THAT the 2007 Annual Meeting of Stockholders (the "Annual Meeting") of FirstCity Financial Corporation, a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, 6400 Imperial Drive, Waco, Texas 76712, on November 15, 2007, at 9:00 a.m., local time, for the following purposes:

  1.
  To elect 8 directors, each to serve until the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified;

  2.
  To ratify the Board of Directors' appointment of independent registered public accounting firm for the Company and its subsidiaries for fiscal year 2007; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Only holders of record of the Company's common stock, par value $0.01 per share, outstanding as of the close of business on October 5, 2007, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A proxy card is enclosed in the pocket on the front of the envelope in which these materials were mailed to you. Please complete, sign and date the proxy card and return it promptly in the enclosed postage-paid return envelope. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person. The list of stockholders of the Company may be examined at the offices of the Company located at 6400 Imperial Drive, Waco, Texas 76712.

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2006 filed on July 24, 2007, is enclosed.

                      By Order of the Board of Directors,

                      Richard J. Vander Woude
                      Secretary

Waco, Texas
October 16, 2007

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE VOTE ON THE MATTERS TO BE CONSIDERED AT THE MEETING BY COMPLETING THE ENCLOSED PROXY AND MAILING IT IN THE ENVELOPE PROVIDED.

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement is furnished to stockholders of FirstCity Financial Corporation, a Delaware corporation ("FirstCity" or the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2007 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the principal executive offices of the Company on November 15, 2007, at 9:00 a.m., local time. This Proxy Statement and form of proxy are being mailed to the Company's stockholders on or about October 16, 2007. The Company's principal executive offices are located at 6400 Imperial Drive, Waco, Texas 76712, and its telephone number is (254) 761-2800.

        If the accompanying proxy form is completed, signed and returned, the shares represented thereby will be voted at the meeting. Delivery of the proxy does not affect your right to attend the meeting. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy from the holder of record, executed in your favor, to be able to vote at the meeting. Otherwise, your shares will be voted in the manner in which you instructed the record holder of your shares.

Purpose of the Annual Meeting

        At the Annual Meeting, the holders of shares of common stock, par value $.01 per share ("Common Stock"), of the Company will be asked;

  (1)
  to elect eight directors to serve on the Board of Directors of the Company, such directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified,

  (2)
  to ratify the Board of Directors' appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for the Company and its subsidiaries for fiscal year 2007.

Stockholders Entitled to Vote and Principal Stockholders

        Only holders of record of Common Stock outstanding as of the close of business on October 5, 2007 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting. As of the close of business on the Record Date, 10,786,837 shares of Common Stock were issued and outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on 10,786,837 shares outstanding. Each share of the Common Stock on the Record Date will be entitled to one vote on each matter to be voted on.

        The following table sets forth certain information regarding the Common Stock owned on the Record Date (unless otherwise specified) by (1) each person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock as of such date, (2) each of the Company's directors and nominees for director, (3) each of the Named Executive Officers (as defined below) and (4) all directors and executive officers of the Company as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of Common Stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

Beneficial Ownership of Common Stock

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(2)		Percent of Class
	Directors and Executive Officers(1):
Common Stock	James T. Sartain	623,659		5.71%
Common Stock	Richard E. Bean	317,833		2.94%
Common Stock	Dane Fulmer	86,150		*
Common Stock	Robert E. Garrison II	119,150		1.10%
Common Stock	D. Michael Hunter	25,000		*
Common Stock	Jeffery Leu	5,000	(3)	*
Common Stock	F. Clayton Miller	5,000		*
Common Stock	C. Ivan Wilson	58,020		*
Common Stock	Terry R. DeWitt	195,132		1.80%
Common Stock	James C. Holmes	103,917	(4)	*
Common Stock	Richard J. Vander Woude	70,685		*
Common Stock	J. Bryan Baker	66,366		*
Common Stock	All directors and executive officers as a group (13 persons)	1,744,162		15.47%
	Certain Other Beneficial Owners:
Common Stock	Heartland Advisors, Inc.	1,150,550	(5)	10.67%
	789 N. Water St. Suite 500
	Milwaukee, WI 53202
Common Stock	First Manhattan Co.	910,038	(5)	8.43%
	437 Madison Avenue
	New York, NY 10022
Common Stock	Dimensional Fund Advisors LP	628,160	(5)	5.82%
	1299 Ocean Avenue
	Santa Monica, CA 90401
Common Stock	F&C Asset Management plc.	549,670	(5)	5.10%
	80 George Street
	Edinburgh EH2 3BU, United Kingdom

*
Less than 1%

(1)
The business mailing address of each of such persons (except as otherwise indicated) is P.O. Box 8216, Waco, Texas 76714-8216.

(2)
Includes shares that may be acquired within 60 days of the Record Date upon the exercise of options granted under the Company's stock option and award plans as follows: James T. Sartain—133,625; Richard E. Bean—17,500; Dane Fulmer—10,000; Robert E. Garrison II—10,000; D. Michael Hunter—10,000; Jeffery Leu—5,000; F. Clayton Miller—5,000; C. Ivan Wilson—22,500;

  Terry R. DeWitt—40,250; James C. Holmes—37,250; Richard J. Vander Woude—65,250; J. Bryan Baker—65,250; all directors and executive officers as a group (13 persons)—486,875.

(3)
Mr. Leu is an officer of certain affiliates of Cargill Incorporated, which, as of the Record Date was the record owner of 221,683 shares of Common Stock and may acquire 25,000 shares within 60 days of the Record Date upon the exercise of options granted under the Company's stock option and award plans. Mr. Leu disclaims beneficial ownership of such shares and options.

(4)
Pursuant to a divorce decree, 66,668 shares of stock previously reported as being beneficially owned by James C. Holmes were awarded to Dawn J. Holmes. These shares are no longer included in the shares of stock beneficially owned by James C. Holmes.

(5)
Based on information contained in statements filed with the SEC by the respective reporting persons. The amounts as to which the beneficial owner has sole voting power, shared voting power, sole investment power, or shared investment power are as follows.

			Voting		Investment
Name
	Schedule	Date	Sole	Shared	Sole	Shared
Heartland Advisors, Inc.(6)	13G/A	12/31/2006	—	1,121,050	—	1,150,550
First Manhattan Co.(7)	13G/A	12/31/2006	101,700	711,036	101,700	808,338
Dimensional Fund Advisors LP(8)	13G/A	12/31/2006	628,160	—	628,160	—
F&C Asset Management plc.(9)	13G	12/31/2006	549,670	—	549,670	—
(6)
1,150,550 shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by (1) Heartland Advisors, Inc. by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time; and (2) William J. Nasgovitz, as a result of his ownership interest in Heartland Advisors, Inc. Heartland Advisors, Inc. and Mr. Nasgovitz each specifically disclaim beneficial ownership of any shares reported above. Based on a Schedule 13G filed with the SEC on February 12, 2007 by Heartland Advisors, Inc. We make no representation as to the accuracy or completeness of the information reported.

(7)
Based on a Schedule 13G filed with the SEC on February 12, 2007 by First Manhattan Co. We make no representation as to the accuracy or completeness of the information reported.

(8)
Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.) ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities reported above that are owned by the Funds, and may be deemed to be the beneficial owner of such shares held by the Funds. However, all such securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities, and makes no admission that Dimensional or any of its affiliates is the beneficial owner of any such securities for any other purposes than Section 13(d) of the Securities Exchange Act of 1934. Based on a Schedule 13G/A filed with the SEC on February 9, 2007 by Dimensional. We make no representation as to the accuracy or completeness of the information reported.

(9)
Based on a Schedule 13G filed with the SEC on January 24, 2007 by F&C Asset Management plc. We make no representation as to the accuracy or completeness of the information reported.

Required Votes

        The eight nominees for election as directors who receive the most votes "for" election will be elected. The ratification of the appointment of the Company's independent registered public accounting firm and approval of any proposal or other business that may properly come before the meeting or any adjournments or postponements will each require the favorable vote of the majority of votes cast.

        The presence of the holders of a majority of the shares entitled to vote at the Annual Meeting either in person or by proxy constitutes a quorum. Therefore, you will be considered part of the quorum if you return a signed and dated proxy card, or if you attend the Meeting.

        Abstentions are counted as "shares present" at the Meeting for purposes of determining whether a quorum exists. In the election of directors, votes withheld will have no effect on the outcome of the vote. In the vote on the ratification of the appointment of our independent registered public accounting firm, abstentions will have the effect of a vote "against" the proposal. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have discretionary voting authority and have not received instructions from you as to how to vote on those proposals (so-called "broker non-votes") are considered "shares present" for purposes of determining whether a quorum exists. However, broker non-votes are not considered to be shares entitled to vote and will not affect the outcome of any vote. An automated system administered by the Company's transfer agent will tabulate the votes cast by proxy prior to the meeting.

        All shares of Common Stock represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the direction on the proxies. If no direction is indicated on properly executed and unrevoked proxies, the shares will be voted

  •
  "FOR" the election of the eight nominees named in this proxy as directors;

  •
  "FOR" the proposal to ratify the appointment of KPMG as our independent registered public accounting firm for the Company and its subsidiaries for fiscal year 2007.

        The Company does not know of any matters, other than those described above, which will come before the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, the persons named in the proxies and acting under these proxies will have discretion to vote on such matters in accordance with their best judgment.

Revocation of Proxy

        If you are a stockholder of record, you may revoke your proxy at any time prior to the close of the polls at the Annual Meeting by:

  •
  executing a later dated proxy relating to the same shares and by delivering it to the Secretary of the Company prior to the vote at the Annual Meeting,

  •
  giving written notice of the revocation to the Secretary of the Company prior to the vote at the Annual Meeting, or

  •
  appearing in person at the Annual Meeting and voting in person the shares to which the proxy relates.

        If you hold shares through a bank, broker or other holder of record, you must contact that entity to revoke any prior voting instructions.

        All written notices of revocation and other communications relating to the revocation of proxies should be addressed as follows: FirstCity Financial Corporation, 6400 Imperial Drive, P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary, telephone (254) 761-2800.

Solicitation Costs

        The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegram by directors, officers, employees and agents of the Company, who will receive no additional compensation for doing so. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of Common Stock held by them as stockholders of record.

Annual Report on Form 10-K

        The Company's Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission on July 24, 2007, which includes, among other things, the Company's audited consolidated balance sheets at December 31, 2006 and 2005, and the Company's audited consolidated statements of operations, statements of stockholders' equity and comprehensive income and statements of cash flows as of or for each of the years in the three-year period ended December 31, 2006, have been mailed to stockholders of record as of the Record Date.

Annual Meeting Matters

        Directors of the Company are elected each year to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Company's bylaws provide for a minimum of one and a maximum of twelve directors. The Board has set the number of directors of the Company at eight to retain the experience and knowledge of the existing Board. Proxies cannot be voted for a greater number of persons than the number of nominees named. Neither the Company's certificate of incorporation nor its bylaws allow for cumulative voting rights. The Board nominated eight persons to stand for election at the Annual Meeting, all of whom are currently directors of the Company. The Board of Directors recommends that such eight nominees, each of which is named below, be elected to serve as directors.

        Although we have no formal policy regarding shareholder nominees, the nominating and corporate governance committee will consider all proposed nominees for the Board of Directors, including those put forward by shareholders. In making its recommendations to the Board of Directors, the nominating and corporate governance committee considers, at a minimum, a candidate's qualification as "independent" under the various standards applicable to the Board and each of its committees, as well as a candidate's depth of experience and availability, the balance of the business interest and experience of the incumbent or nominated directors, and the need for any required expertise on the Board or one of its committees. With respect to incumbent members of the Board, the Committee shall also consider the performance of the incumbent director. Candidates may come to the attention of the nominating and corporate governance committee from current Board members, stockholders, officers or other sources, and the committee reviews all candidates in the same manner regardless of the source of the recommendation.

PROPOSAL I—ELECTION OF DIRECTORS

        It is intended that the proxies received from holders of Common Stock, in the absence of contrary instructions, will be voted at the Annual Meeting for the election of the Board of Directors nominees named below. Should any nominee decline or be unable to accept such nomination to serve as a Director due to events which are not presently anticipated, discretionary authority may be exercised by the holder of the proxies to vote for a substitute nominee.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:

Name	Age	Position
Richard E. Bean	63	Chairman of the Board
C. Ivan Wilson	80	Vice Chairman of the Board
James T. Sartain	58	President, Chief Executive Officer and Director
Dane Fulmer	57	Director
Robert E. Garrison II	65	Director
D. Michael Hunter	65	Director
Jeffery D. Leu	51	Director
F. Clayton Miller	44	Director

        Further information concerning the Board nominees for election as directors at the Annual Meeting, including their business experience during the past five years, appears below.

        Richard E. Bean has been a director of FirstCity since the July 1995 and Chairman of the Board since December 31, 2005. Since 1976, Mr. Bean has served as the Executive Vice President and a director of Pearce Industries, Inc., a privately held company that markets a variety of oilfield equipment and construction machinery. Mr. Bean served as Chief Financial Officer of Pearce Industries from 1976 to 2004. Mr. Bean served as a member of the Portfolio committee of the FirstCity Liquidating Trust from July 1995, when the Company acquired by merger First City Bancorporation of Texas, Inc. ("FCBOT"), a former bank holding company that had been engaged in a proceeding under Chapter 11 of the United States Bankruptcy Code (the "Merger"), through the termination of the Trust in January 2004. Prior to the Merger, Mr. Bean was Chairman of the Official Committee of Equity Security Holders of FCBOT. Mr. Bean is currently a director, the Chairman of the Audit Committee, and a member of the Compensation Committee of WCA Waste Corporation, a publicly owned solid waste collection and disposal Company, and a director and the Chairman of the Audit Committee of Sanders Morris Harris Group Inc., a publicly owned financial services firm. Mr. Bean is also a stockholder and director of several closely held corporations. Mr. Bean is involved in numerous civic organizations such as the Houston Livestock Show and Rodeo where he serves as a director and Member of the Audit Committee. Mr. Bean received a M.B.A. in Accounting and a Bachelor of Business Administration in Finance from the University of Texas at Austin and has been a Certified Public Accountant licensed in the State of Texas since 1968.

        C. Ivan Wilson has been Vice Chairman of the Board of FirstCity since the July 1995. From February 1998 to June 1998, Mr. Wilson was Chairman, President and Chief Executive Officer of Mercantile Bank, N.A., Corpus Christi, Texas, a national banking organization. Mr. Wilson was Chairman of the Board and Chief Executive Officer of FCBOT from 1991 to the Merger. Prior to 1991, Mr. Wilson was the Chief Executive Officer of FirstCity, Texas—Corpus Christi, one of FCBOT's banking subsidiaries.

        James T. Sartain has been President of FirstCity since the July 1995 and Chief Executive Officer since January 2001 and has served as a director of FirstCity since the Merger. Prior to January 2001, Mr. Sartain was President and Chief Operating Officer of FirstCity. From 1988 to the Merger, Mr. Sartain was President and Chief Operating Officer of J-Hawk.

        Dane Fulmer has been a director of FirstCity since May 1999. Mr. Fulmer is a consultant and provides risk management services. From August 1995 until January 2004, Mr. Fulmer served as Executive Vice President and director of risk management of John Taylor Financial Group, a broker/dealer and investment advisory firm that Mr. Fulmer co-founded in 1995. From July 1991 until August 1996, Mr. Fulmer served as Executive Vice President of Merchants Investment Center of Fort

Smith, a broker/dealer and investment advisory firm, and as portfolio manager for Merchants National, the parent company.

        Robert E. Garrison II has been a director of FirstCity since May 1999. Mr. Garrison is the President and a director of Sanders Morris Harris Group Inc. Previously, Mr. Garrison served as Executive Vice President and director of Harris Webb & Garrison and also served as Chairman, Chief Executive Officer, and director of Pinnacle Management & Trust Co. Mr. Garrison co-founded both of these companies in 1994. Both Harris Webb & Garrison and Pinnacle Management & Trust Co. are subsidiaries of Sanders Morris Harris Group Inc. In addition, Mr. Garrison serves as Chairman and director of Brava Therapeutics, a company that develops reagents (known as biomarkers) that are used to identify patients most likely to benefit from a specific drug for cancer treatment. Mr. Garrison serves as a director of Prosperity Bank and as a director of Crown Castle International (CCI), a public company that is a leading independent owner and operator of shared wireless infrastructures, including extensive networks of towers. Mr. Garrison is also a member of the Board of Directors of Memorial Hermann Hospital System where he serves on the audit, investment and compensation committees. He has over 39 years of experience in the investment business. Mr. Garrison is a Chartered Financial Analyst.

        D. Michael Hunter has been as a director of FirstCity since August 2005. Mr. Hunter is the Vice Chairman of the Board of directors of Prosperity Bancshares, Inc. and serves as a director of Prosperity Bank. Mr. Hunter previously served as Chairman, President and Chief Executive Officer and a director of First Capital Bankers, Inc. from 1995 until its merger with and into Prosperity Bancshares, Inc. on March 1, 2005. Mr. Hunter also served as Chairman and Chief Executive Officer of First Capital Bank from 1995 until March 2005. Prior to 1995, Mr. Hunter served as President and Chief Operating Officer of Victoria Bankshares, Inc. and Victoria Bank & Trust Company from 1988 to June 1994. Prior to 1988, Mr. Hunter served twenty four years with FirstCity Bancorporation of Texas, Inc. Mr. Hunter has served on the board of directors of an investment research company, First Financial Advisors, Inc., and a fast food franchiser, Whataburger, Inc.

        Jeffery D. Leu has been a director of FirstCity since December 2000. Mr. Leu is President and Senior Partner of CarVal Investors ("CVI"), an affiliate of Cargill, responsible for managing CVI's worldwide investment activities. Mr. Leu joined Cargill in 1981 in the Strategy and Business Development Group. He held several management positions in Cargill's equipment finance unit before managing the high-yield business in 1989. Mr. Leu became president of CVI in 1993. Mr. Leu received his MBA in Finance and B.A. in Agricultural Economics from the University of Wisconsin.

        F. Clayton Miller has been a director of FirstCity since February 2006. Mr. Miller is a founding partner at Stone Arch Capital, a private equity fund based in Minneapolis, Minnesota. From 1998 to 2004, Mr. Miller was the Managing Partner of Churchill Equity Partners, the private equity arm of Churchill Capital, Inc. From 1995 to 1998, Mr. Miller served with SCF Partners, a Houston, Texas-based private equity firm focused on the energy services market. While at SCF Partners, Mr. Miller participated in numerous similar transactions in the energy services industry throughout North America. Prior to his tenure at SCF Partners, Mr. Miller was a corporate M&A attorney with Shearman & Sterling, structuring, executing and advising on a broad range of acquisitions, divestitures and capital raising transactions in New York and London. Mr. Miller is a graduate of the University of Michigan (B.A.), Northwestern University School of Law (J.D., cum laude), and Harvard University (M.B.A., with honors).

Executive Officers

        The executive officers of the Company, who are elected by the Board of Directors of the Company and serve at its discretion, are as follows:

Name	Age	Position
James T. Sartain	58	President and Chief Executive Officer
J. Bryan Baker	46	Senior Vice President and Chief Financial Officer
Terry R. DeWitt	50	Senior Vice President
Joe S. Greak	58	Senior Vice President, Tax Director
James C. Holmes	50	Senior Vice President
Richard J. Vander Woude	52	Senior Vice President, General Counsel and Secretary

        J. Bryan Baker has been Senior Vice President and Chief Financial Officer of FirstCity since June 2000. Previously, Mr. Baker served as Vice President and Treasurer from August 1999 to June 2000, as Vice President and Controller of FirstCity from November 1996 to August 1999, and as Vice President and Assistant Controller from 1995 to November 1996. From 1990 to 1995, Mr. Baker was with Jaynes, Reitmeier, Boyd & Therrell, P.C., an independent public accounting firm, involved in both auditing and consulting. From 1988 to 1990, Mr. Baker was Controller of Heights Bancshares in Harker Heights, Texas. Mr. Baker is a certified public accountant licensed in the state of Texas.

        Terry R. DeWitt has been Senior Vice President responsible for Due Diligence and Investment Evaluation of FirstCity since the Merger. Mr. DeWitt served as Senior Vice President responsible for Due Diligence and Investment Evaluation of J-Hawk from 1992 to the Merger. From 1991 to 1992, Mr. DeWitt was Senior Vice President of the First National Bank of Central Texas, a national banking association, and from 1989 to 1991, he was President of the First National Bank of Goldthwaite, a national banking association.

        Joe S. Greak has been Senior Vice President and Tax Director of the Company since the Merger. Prior to the Merger, Mr. Greak was the Tax Manager of FCBOT since 1993. From 1992 to 1993, Mr. Greak was the Tax Manager of New First City—Houston, N.A. Prior thereto, he was Senior Vice President and Tax Director of First City, Texas—Houston, N.A. Mr. Greak is a certified public accountant licensed in the state of Texas.

        James C. Holmes has been Senior Vice President of FirstCity since the Merger. From the Merger to August 1999 Mr. Holmes served as Senior Vice President and Treasurer of the Company and held the same positions with J-Hawk from 1994 to the Merger. From 1988 to 1991, Mr. Holmes was a Vice President of MBank, Waco, a national banking association.

        Richard J. Vander Woude has been General Counsel and Senior Vice President of FirstCity since January 1998 and has served as Secretary since June 2000. Prior to that, Mr. Vander Woude was a director and stockholder in the law firm of Vander Woude & Istre, P.C., Waco, Texas from 1992 through 1997. From 1978 to 1992, Mr. Vander Woude was a director and stockholder of Sheehy, Lovelace & Mayfield, P.C., Waco, Texas.

Information Regarding Board of Directors and Committee Structure

        The Board has determined that Messrs. Bean, Fulmer, Garrison, Hunter, Miller and Wilson are independent directors under the NASDAQ Stock Market Rules. Mr. C. Ivan Wilson, an independent Director, serves as Vice-Chairman and presides over executive sessions of the non-management Directors.

        Board Meetings.    During 2006, the Board of Directors held five meetings. Each of the directors that served for the full year attended more than 75% of such meetings held in 2006. All of the directors attended the Company's 2006 Annual Meeting of Stockholders. The Company has encouraged the attendance of all directors at the annual meetings of stockholders and has scheduled its stockholders' meetings to achieve that goal. The Company has not adopted a formal policy related to the attendance of directors at annual meetings of stockholders.

        Committees.    The Company's Board of Directors has the following standing committees: Executive Committee; Audit Committee; Compensation Committee; and a Nominating and Corporate Governance Committee. Members of these committees generally are elected annually at the regular meeting of the Board of Directors immediately following the annual meeting of stockholders. Further information concerning the Board's standing committees appears below.

        Executive Committee.    The Executive Committee consisted of Messrs. Bean (Chairman) and Sartain during 2006. Subject to certain limitations specified by the Company's bylaws and the Delaware General Corporation Law, the Executive Committee is authorized to act on any matter that might come before the entire Board of Directors with the exception of the following actions: (a) amend the Certificate of Incorporation of the Company, except that the committee may, to the extent authorized in a resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series; (b) adopt an agreement of merger or consolidation; (c) recommend to the stockholders the sale, lease, or exchange of all or substantially all of the Company's property and assets; (d) recommend to the stockholders a dissolution of the Company or a revocation of a dissolution; (e) adopt, amend or repeal bylaws; (f) declare a dividend; (g) authorize the issuance of stock; (h) authorize a distribution of assets; or (i) adopt a certificate of ownership and merger. During 2006, the Executive Committee held no meetings.

        Audit Committee.    The Audit Committee consists of Messrs. Bean (Chairman), Garrison and Wilson. The Board has determined that all members of the Audit Committee are independent directors under the rules of the NASDAQ Stock Market and the rules and regulations of the SEC. The Board of Directors has determined that Mr. Bean qualifies as an "audit committee financial expert" under applicable SEC and NASDAQ regulations. The Audit Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. A copy of the Audit Committee Charter can be found in the "Investor Relations—Corporate Governance" Section of the Company's website at www.fcfc.com. During 2006, the Audit Committee held five meetings.

        The Audit Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

  •
  the financial information to be provided to the stockholders, potential stockholders, the investment community and others;

  •
  the systems of internal controls established by the management and the Board of Directors; and

  •
  the audit process.

        The Audit Committee also meets with the independent auditors and with appropriate Company financial personnel about these matters. The functions of the Audit Committee also include recommending to the Board of Directors which independent registered public accounting firm should be engaged by the Company to perform the annual audit, reviewing annually the Company's Audit Committee Charter, approving certain other types of professional service rendered to the Company by the independent public accountants and considering the possible effects of such services on the independence of such public accountants. The independent auditors periodically meet alone with the Audit Committee and always have unrestricted access to the Audit Committee.

        Compensation Committee.    The Compensation Committee consisted of Messrs. Wilson (Chairman), Fulmer, Garrison and Hunter during 2006. The Compensation Committee is a standing committee of the Board of Directors. The Board has determined that all members of the Compensation Committee are (i) "independent directors" under the listing standards of the NASDAQ Stock Market, (ii) "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and (iii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee has a charter that has been adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. A copy of the Compensation Committee Charter can be found in the "Investor Relations—Corporate Governance" section of the Company's website at www.fcfc.com. The functions of the Compensation Committee include making recommendations to the Board of Directors regarding compensation for executive officers, including the Chief Executive Officer, of the Company and its subsidiaries. The Compensation Committee is responsible for all recommendations, reviews, modifications and approvals with respect to the Company's stock option and award plans. During 2006, the Compensation Committee held seven meetings.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consisted of Messrs. Fulmer (Chairman), Garrison and Hunter during 2006. The Nominating and Corporate Governance Committee is a standing committee of the Board of Directors. The Board has determined that each of the members of the Nominating and Corporate Governance Committee qualified as an independent director under the rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee has a charter that has been adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The full text of the Charter of the Nominating and Corporate Governance Committee can be found in the "Investor Relations—Corporate Governance" section of the Company's website at www.fcfc.com. The Nominating and Corporate Governance Committee recommends the number of board positions to be filled in accordance with the bylaws of the Company and the persons to be nominated to serve in those positions. In this regard, the Nominating Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. The Nominating and Corporate Governance Committee also reviews the recommendations of the Chief Executive Officer related to the appointment of executive officers and proposed personnel changes related to such officers and is responsible for conducting an annual review of the Company's Code of Business Conduct and Ethics. During 2006, the Nominating and Corporate Governance Committee held one meeting.

Communication with Board Members

        Any stockholder may communicate with the Board of Directors or any of its specific members, including the Vice Chairman or the non-management directors as a group, Stockholder communications should be sent to the Secretary, FirstCity Financial Corporation, P. O. Box 8216, Waco, Texas 76714-8216. Communications addressed to the Board of Directors will be reviewed by the Secretary of the Company and directed if appropriate for consideration to the appropriate members of the Board.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics which is applicable to the directors, executive officers and all employees of the Company, including the principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is available in the "Investor Relations—Corporate Governance" section of the Company's website at www.fcfc.com. We intend to post any amendments to, or waivers from, our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer on our web site.

Compensation Discussion and Analysis

Overview

        The Compensation Committee of our Board of Directors has the responsibility for evaluating and developing the compensation policies applicable to our executive officers. The Compensation Committee's charter sets forth the following responsibilities, among others, for the committee:

  •
  Review the compensation philosophy and strategy in regards to achieving the Company's objectives and performance goals and the long-term interests of the Company's stockholders;

  •
  Review annually market and industry data to assess the Company's competitive position with respect to the individual elements of the total executive compensation to ensure the attraction, retention and appropriate reward of the Company's executive officers;

  •
  Administer the Company's incentive compensation and stock option and other equity based plans;

  •
  Review annually and make recommendations to the Board with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity based awards for the Chief Executive Officer and all other executive officers.

        In essence, the Compensation Committee's fundamental responsibility is to administer our compensation program for our executive officers and our other officers, which generally include those employees whose job responsibilities and policy-making authority are the broadest and most significant.

Objectives of our compensation program

        In general, our core business strategy is to acquire, manage, service, and resolve distressed assets and other assets that meet the Company's investment criteria. Our compensation program is designed to attract, motivate and retain employees to execute this strategy. Toward this end, the Company provides for competitive base salaries, annual variable performance incentives payable in cash for the achievement of financial performance goals, and long-term, stock-based incentives that strengthen the mutuality of interests between senior management and the Company's stockholders.

What our program is designed to reward

        Our program is designed to reward performance that contributes to the achievement of the Company's objectives and the implementation of our strategy. It is also designed to reward exceptional organizational and individual performance that supports the Company's core values as well as the individual's level of responsibility.

Elements of our compensation program and why we pay each element

        Salaries.    We intend to recognize each executive officer's unique value and historical contributions to the Company's success in light of salary norms in the industry and the general marketplace; to match competitors for executive talent; to provide executives with sufficient, regularly-paid income; and to reflect position and level of responsibility.

        Bonuses.    We believe that cash bonuses help to focus management on substantial achievement of our key corporate financial objectives and individual goals on a short-term basis.

        Stock Options.    We believes that stock options are critical in motivating and rewarding the creation of long-term stockholder value and have established a policy of awarding stock options each year based on the continuing progress of the Company as well as on individual performance.

How we determine each element of compensation

        Salaries.    Salaries for the year 2006 for each of the Company's executive officers, including its Chief Executive Officer, were determined based upon such officer's level of responsibility, time with the Company, contribution to the Company and individual performance. The evaluation of these factors was subjective, and no fixed, relative weights were assigned thereto.

        Bonuses.    The executive bonus plan is designed to reward our executives for the achievement of shorter-term financial goals, primarily increases in net operating income per diluted share. Although each executive officer is eligible to receive an award under the plan, the granting of the awards to any individual or the officers as a group is entirely at the discretion of the Compensation Committee. The Compensation Committee may choose to award the bonus or not, and decide on the actual level of the award in light of all relevant factors after completion of the fiscal year.

        At the beginning of 2006, the Compensation Committee adopted the 2006 executive bonus pool calculation. Under the terms of this calculation, the bonus pool available to the executive officers as a group was based on a minimum threshold of 50% of net operating income before bonus per diluted share in excess of $1.00, not to exceed $1.20. In its discretion, the Compensation Committee decided not to award bonuses to executive officers for 2006 based on the inability of the Company to achieve the minimum operating income threshold for the bonus pool calculation.

        On August 11, 2006, the Compensation Committee approved a discretionary bonus of $50,000 be paid to Richard J. Vander Woude for his extensive involvement in FirstCity's restructure its investments in Mexico.

        Stock Options.    The Compensation Committee grants stock options to our executive officers and key employees based upon (i) prior performance, (ii) the Compensation Committee's estimate of the incentives necessary to retain their services, (iii) the Compensation Committee's assessment of the potential for their performance to help us attain our long-term goals, (iv) the performance of the individual, (v) the Company's performance, and (vi) each individual's contributions to the Company's performance and specific accomplishments in each individual's area of responsibility. However, there is no set formula for the granting of awards to individual executives or employees. In 2006, we did not grant any stock options to executive officers.

How elements of our compensation program are related to each other and the Company's overall compensation objectives

        We view the various components of compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance. Our compensation committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

Role of Executive Officers in Determining Executive Compensation

        Recommendations regarding compensation of the Company's executive officers (other than the compensation of the Chief Executive Officer) are made by the Chief Executive Officer to the Compensation Committee. The Compensation Committee reviews the recommendations of the Chief Executive Officer and determines the compensation of the Chief Executive Officer and the other executive officers. The compensation of the Chief Executive Officer and the other executive officers is subject to the review, modification and approval of the Board of Directors, except that (1) the Chief Executive Officer does not participate in the review, modification or approval of the recommendations of the Compensation Committee, with respect to his compensation and (2) all recommendations, reviews, modifications and approvals with respect to awards under the stock option and award plans are made solely by the Compensation Committee.

        Compensation of the Chief Executive Officer.    The Compensation Committee determines compensation of the Chief Executive Officer and makes a recommendation to the Board of Directors, which recommendation is subject to the review, modification and approval of the members of the Board of Directors, other than the Chief Executive Officer. Such recommendations, reviews, modifications and approvals for 2006 were based on the Chief Executive Officer's level of responsibility, time with the Company, contributions to the performance of the Company, maintenance of liquidity during the year to ensure the Company was able to continue to make investments and involvement in initiatives to strengthen corporate governance and comply with new regulations.

Tax Deductibility of Executive Compensation

        Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), provides that no deduction for federal income tax purposes shall be allowed to a publicly held corporation for applicable employee remuneration with respect to any covered employee of the corporation to the extent that the amount of such remuneration for the taxable year with respect to such employee exceeds $1.0 million. For purposes of this limitation, the term "covered employee" generally includes the chief executive officer of the corporation and the four highest compensated officers of the corporation (other than the chief executive officer and the chief financial officer), and the term "applicable employee remuneration" generally means, with respect to any covered employee for the taxable year, the aggregate amount allowable as a federal income tax deduction for services performed by such employee (whether or not during the taxable year); provided, however, that applicable employee remuneration does not include, among other items, certain remuneration payable solely on account of the attainment of one or more performance goals ("performance based compensation"). It is the Company's general intention that the remuneration paid to its covered employees not exceed the deductibility limitation established by Section 162(m). Nevertheless, due to the fact that not all remuneration paid to covered employees may qualify as performance-based compensation, it is possible that the Company's deduction for remuneration paid to any covered employee during a taxable year may be limited by Section 162(m).

Compensation Committee Report

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for 2006.

                      THE COMPENSATION COMMITTEE
                      C. Ivan Wilson, Chairman
                      Dane Fulmer
                      Robert E. Garrison II
                      D. Michael Hunter

Summary Compensation

        The following table sets forth certain information concerning compensation for services during the 2006 fiscal year to (1) the Company's Chief Executive Officer, (2)) the Company's Chief Financial Officer, and (3) the Company's other three most highly compensated executive officers during 2006 serving as such at the end of 2006 (collectively, the "Named Executive Officers").

2006 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1)($)	All Other Compensation (2)($)	Total Compensation ($)
James T. Sartain, President and Chief Executive Officer	2006	375,000	—	—	16,048	391,048
J. Bryan Baker, Senior Vice President and Chief Financial Officer	2006	225,000	—	—	5,040	230,040
Terry R. DeWitt, Senior Vice President	2006	275,000	—	—	5,040	280,040
James C. Holmes, Senior Vice President	2006	275,000	—	—	5,040	280,040
Richard J. Vander Woude, Senior Vice President, General Counsel and Secretary	2006	285,001	50,000	—	5,328	340,329

(1)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to grants of stock options, as determined pursuant to Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment ("SFAS 123(R)"). See Note 10 to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to SFAS 123(R).

(2)
The total amounts indicated under "All Other Compensation" for 2006 consist of (a) amounts contributed to match a portion of such employee's contributions under a 401(k) plan ("401(k) Match"), (b) excess premiums paid on supplemental life insurance policies ("Supplement Life") and (c) personal use of a business vehicle ("Auto"). The following table details the amounts paid during 2006 for each of the categories:

Executive	401(k) Match ($)	Supplement Life ($)	Auto ($)	Total ($)
James T. Sartain	$4,500	$1,548	$10,000	$16,048
J. Bryan Baker	4,500	540	—	5,040
Terry R. DeWitt	4,500	540	—	5,040
James C. Holmes	4,500	540	—	5,040
Richard J. Vander Woude	4,500	828	—	5,328

Grants of Plan-Based Awards

        There were no grants of stock options during 2006 to the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information on the holdings of stock options by the Named Executive Officers as of the end of the 2006 fiscal year. This table includes unexercised and unvested option awards. Each equity grant is shown separately for each named executive. The vesting schedule for each grant is shown following this table, based on the option award grant date.

Outstanding Equity Awards at 2006 Fiscal Year-End

		Number of Shares Underlying Unexercised Options (#)
Name	Option Grant Date			Option Exercise Price ($)	Option Expiration Date
		Exercisable	Unexercisable
James T. Sartain	12/1/2000	50,000	—	$2.00	12/1/2010
	12/20/2001	50,000	—	$3.06	12/20/2009
	5/13/2004	18,750	18,750	$7.25	5/13/2014
	10/12/2005	2,750	8,250	$11.33	10/12/2015
J. Bryan Baker	2/27/1997	3,000	—	$27.25	2/27/2007
	12/1/2000	30,000	—	$2.00	12/1/2010
	12/20/2001	20,000	—	$3.06	12/20/2009
	5/13/2004	7,500	7,500	$7.25	5/13/2014
	10/25/2005	2,000	6,000	$11.77	10/25/2015
Terry R. DeWitt	2/27/1997	6,200	—	$27.25	2/27/2007
	12/20/2001	25,000	—	$3.06	12/20/2009
	5/13/2004	7,500	7,500	$7.25	5/13/2014
	10/25/2005	2,000	6,000	$11.77	10/25/2015
James C. Holmes	2/27/1997	6,000	—	$27.25	2/27/2007
	12/20/2001	22,000	—	$3.06	12/20/2009
	5/13/2004	7,500	7,500	$7.25	5/13/2014
	10/25/2005	2,000	6,000	$11.77	10/25/2015
Richard J. Vander Woude	12/1/2000	25,000	—	$2.00	12/1/2010
	12/20/2001	25,000	—	$3.06	12/20/2009
	5/13/2004	7,500	7,500	$7.25	5/13/2014
	10/25/2005	2,000	6,000	$11.77	10/25/2015
Grant Date	Vesting Schedule
2/27/1997	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years
12/1/2000	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years
12/20/2001	50% vests on grant dates; 25% vests in one year; 25% vests in two years
5/13/2004	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years
10/12/2005	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years
10/25/2005	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years

Option Exercises and Stock Vested in Fiscal 2006

        No options were exercised in Fiscal 2006 by the Named Executive Officers.

Potential Payments Upon Termination or Change-In-Control

        FirstCity has incentive stock plans under which the named executive officers have received stock options.

        If a named executive officer's employment with FirstCity were terminated as a result of cause, the officer's stock options would immediately be forfeited and cancelled. Additionally, if a named executive officer terminated his or her employment for any reason (other than retirement), or if his or her employment were terminated, the executive's vested stock options would expire three months after the date of termination (or the expiration date of the option, whichever is earlier).

        If a named executive officer's employment were to terminate as a result of death or disability, the officer's stock options would expire one year after the date of death or disability (or the expiration date of the option, whichever is earlier). Additionally, if there were a change in control of FirstCity, all outstanding options would become immediately vested and exercisable. The terms of the standard form of stock option agreement executed pursuant to FirstCity's incentive stock plans do not discriminate in scope, terms or operation in favor of FirstCity's executive officers.

Compensation of Non-Executive Directors at 2006 Fiscal Year End

2006 Director Compensation

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Total ($)
Richard E. Bean	24,750	33,550	58,300
C. Ivan Wilson	25,250	33,550	58,800
Dane Fulmer	21,750	33,550	55,300
Robert E. Garrison II	24,000	33,550	57,550
D. Michael Hunter	21,500	33,550	55,050
Jeffery D. Leu	17,000	33,550	50,550
F. Clayton Miller	14,000	33,550	47,550

(1)
During 2006, directors of the Company who were not employees of the Company or any of its subsidiaries received a retainer of $3,500 per quarter for their services as directors. The Chairman of the Audit Committee received an additional retainer of $750 per quarter. Such directors also received $1,000 plus expenses for each regular and special Board of Directors meeting attended, $500 ($750 for the Chairman) plus expenses for each meeting of any committee of the Board of Directors attended, and $500 ($750 for the Chairman) per each telephonic meeting of the Board of Directors or any committee. Directors who are employees of the Company do not receive directors' fees.

(2)
Each of the non-executive directors was granted options to purchase 5,000 shares of Common Stock for their service as a director during 2006 under the FirstCity Financial Corporation 2004 Stock Option and Award Plan. These amounts are computed in accordance with SFAS 123(R). The aggregate numbers of awards of stock options outstanding at the end of 2006 are as follows: Richard E. Bean—20,000; C. Ivan Wilson—25,000; Dane Fulmer—10,000; Robert E. Garrison II—12,500; D. Michael Hunter—10,000; Jeffery Leu—5,000; F. Clayton Miller—5,000.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10 percent of Common Stock, to file with the SEC certain reports of beneficial ownership of Common Stock. Based solely upon a review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all applicable Section 16(a) filing requirements were complied with by its directors, officers and 10 percent stockholders during 2006.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        Messrs. Wilson (Chairman), Fulmer, Garrison and Hunter served as members of the Compensation Committee of the Board of Directors during 2006. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K during the fiscal year ended December 31, 2006. None of our executive officers served as a director or member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee or as one of our directors.

Certain Relationships and Related Transactions

        The Company owns equity interests in various purchased asset portfolios through limited partnerships and limited liability companies ("Acquisition Partnerships") in which a corporate affiliate of the Company is the sole general partner or managing member, and the Company and other non-affiliated investors are limited partners or members. Certain directors and executive officers of the Company may also serve as directors and/or executive officers of the general partner or managing member, but receive no additional compensation from or on behalf of such general partner or managing member for serving in such capacity. The Company provides asset servicing to such Acquisition Partnerships pursuant to servicing agreements between the Company and such Acquisition Partnerships. Service fees totaling $12.6 million for 2006 were derived from such affiliates.

        The Company, FirstCity Servicing Corporation, Cargill and its wholly owned subsidiary CFSC Capital Corp. II ("CFSC") were parties to a Right of First Refusal Agreement and Due Diligence Reimbursement Agreement effective as of January 1, 1998, as amended (the "Right of First Refusal Agreement") from 1992 through February 28, 2006. Pursuant to the Right of First Refusal Agreement, if the Company received an invitation to bid on or otherwise obtain an opportunity to acquire portfolio assets in the United States, Mexico, Central America or South America within certain thresholds, CFSC had the option to participate in the proposed purchase through an Acquisition Partnership.

        The Right of First Refusal Agreement did not prohibit the Company from holding discussions with entities other than CFSC regarding potential joint purchases of interests in loans, receivables, real estate or other assets, provided that any such purchase was subject to CFSC's right to participate in the Company's share of the investment. The Right of First Refusal Agreement further provided that, subject to certain conditions, CFSC would pay to the Company a monthly amount to cover due diligence expense, plus 50% of the third party due diligence expenses incurred by the Company in connection with proposed asset purchases. The Right of First Refusal Agreement was a restatement and extension of a similar agreement entered into among the Company, certain members of the Company's management and Cargill in 1992.

        The Right of First Refusal Agreement terminated on February 28, 2006.

        The Company has loans receivable, totaling $4.8 million at December 31, 2006, made to certain Acquisition Partnerships. These loans are secured by the assets/loans acquired by the partnerships with purchase money loans provided by the investors to the partnerships to purchase the asset pools held in those entities. Payments on these notes are dependent upon proceeds from the resolution of portfolio assets held by the Acquisition Partnerships.

        FirstCity Servicing Corporation, an affiliate of the Company, and MCS et Associes ("MCS"), in which FirstCity Servicing Corporation was an 11.89% stockholder as of December 31, 2006 and as of the Record Date, are parties to Consulting, License and Confidentiality Agreements dated June 30, 1999 pursuant to which FirstCity Servicing Corporation provides consultation services and personnel to assist MCS in developing and managing due diligence and servicing systems. Pursuant to those agreements, MCS agrees to provide the supplied personnel with compensation, tax equalization payments, housing allowances, transportation allowance and tax preparation. MCS also pays consulting fees to FirstCity Servicing Corporation and reimburses FirstCity Servicing Corporation for travel, hotel, airfare, and meal expenses paid by it related to the provision of the services. FirstCity recorded $344,000 in 2006 and $334,000 during 2007 through the Record Date from MCS as reimbursement fees included in other income.

        In December 2002, the Company issued unsecured notes payable to Terry R. DeWitt, G. Stephen Fillip and James C. Holmes, each of whom were Senior Vice Presidents of FirstCity, in connection with the acquisition of the minority stock ownership owned by those persons in FirstCity Holdings, which was indirectly 80% owned by the Company and following the acquisition is a directly wholly-owned subsidiary of the Company. The payments under the notes were limited to aggregate payments of up to $3.2 million based on a maximum of 20% of certain cash collections received by the Company from servicing income from portfolios in Mexico. Prior to August 2006, the Company paid an aggregate of $529,000 on the notes. In August 2006, the Company paid $315,000 to Terry R. DeWitt, G. Stephen Fillip and James C. Holmes in full satisfaction of all obligations of the Company under the notes.

        In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms and conditions of all related party transactions. Any material financial transaction with any director, executive officer, nominee or holder of five percent or more of our securities, or immediate family member of any of the foregoing, would need to be approved by our Audit Committee prior to our entering into such transaction.

PROPOSAL II—RATIFICATION AND APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

        The Company's independent registered public accounting firm for the fiscal year ended December 31, 2006 was the firm of KPMG LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The audit committee of the Company has selected the firm of KPMG LLP as the Company's principal independent registered public accounting firm for the fiscal year ending December 31, 2007.

        The aggregate fees billed for professional services by KPMG LLP ("KPMG") in 2006 and 2005 were:

	2006	2005
Audit Fees(1)	$1,673,000	$1,160,300

Audit-Related Fees	—	—
Tax Fees	—	—

Total	$1,673,000	$1,160,300

(1)
Audit Fees are fees paid to KPMG for the audit of the Company's annual consolidated financial statements and the financial statements of certain equity investments, review of financial statements included in the Company's Form 10-Q's, and services that are normally provided by KPMG in connection with statutory and regulatory filings. Audit fees also include fees paid to KPMG relating to compliance with Section 404 of the Sarbanes-Oxley Act, which, for companies meeting the SEC definition of an accelerated filer, requires an independent registered public accounting firm to audit internal controls over financial reporting and management's evaluation of internal controls over financial reporting.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the Company's independent auditor. Except as noted below, no audit services or non-audit services shall be provided to the Company by the independent auditor unless first pre-approved by the Audit Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Audit Committee approves an audit service within the scope of the engagement of the independent auditor, such audit service shall be deemed to have been pre-approved.

        Pre-approval shall not be required for non-audit services provided by the independent auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the independent auditor's engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

        The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of certain non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting.

Audit Committee Report

        The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions

with Audit Committees," and the Audit Committee discussed with the independent accountants, KPMG LLP, that firm's independence.

        Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

                      THE AUDIT COMMITTEE
                      Richard E. Bean (Chairman)
                      C. Ivan Wilson
                      Robert E. Garrison II

STOCKHOLDERS' PROPOSALS

        Pursuant to the Exchange Act, and regulations under the Exchange Act, individual stockholders have a limited right to propose for inclusion in the proxy statement a single proposal for action to be taken at an annual meeting of the stockholders. Proposals intended to be presented at the annual meeting to be held in 2008 must be received at the Company's principal executive offices no later than June 19, 2008. Such proposals should be addressed as follows: FirstCity Financial Corporation, P.O. Box 8216, Waco, Texas 76714, Attention: Secretary.

        Stockholder proposals submitted outside of the Securities and Exchange Commission's procedures for including such proposals in the Company's proxy must be mailed or delivered to the attention of the Secretary at the address above and must, in the case of a proposal with respect to the annual meeting to be held in 2007, be received by the Company no later than June 19, 2008. The proposal must comply in all respects with the requirements set forth in the Company's bylaws, and the Board of Directors may reject any proposal not made in accordance with these requirements. A copy of these requirements is available upon request from the Secretary of the Company at the address set forth above.

        With respect to nominations of one or more persons for election as directors, written notice of the stockholder's intent to make such nomination(s), which notice must comply in all respects with the requirements therefore set forth in the Company's bylaws, must be mailed or delivered to the attention of the Secretary at the address above and must be received by the Company no later than thirty days, and no sooner than sixty days, prior to the date of the 2008 Annual Meeting of Stockholders or, if such annual meeting is not publicly announced at least forty days prior to the date of such annual meeting, no later than the close of business ten days after the date of such public announcement. The nomination must be made in accordance with the provisions in the Company's bylaws, and if the presiding officer of the annual meeting determines that the nomination does not comply with the provisions, he may cause the nomination to be disregarded. A copy of the nomination provisions is available upon request from the Secretary of the Company at the address set forth above.

OTHER MATTERS

        Management does not presently know of any matters which may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by Management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

By Order of the Board of Directors,
October 16, 2007	Richard J. Vander Woude Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

FIRSTCITY FINANCIAL CORPORATION

November 15, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\/ Please detach along perforated line and mail in the envelope provided. \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
To elect 8 Directors, each to serve until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified;
NOMINEES:
☐	FOR ALL NOMINEES	O Richard E. Bean
O C. Ivan Wilson
☐	WITHHOLD AUTHORITY	O James T. Sartain
	FOR ALL NOMINEES	O Dane Fulmer
O Robert E. Garrison II
☐	FOR ALL EXCEPT	O D. Michael Hunter
	(See instructions below)	O Jeffery D. Leu
O F. Clayton Miller
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
		FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	To ratify the Board of Directors' appointment of independent registered public accounting firm for the Company and its subsidiaries for fiscal year 2007; and
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Please complete, sign, date and return promptly the enclosed proxy in the envelope provided.

Signature of Stockholder________________________Date:_____________Signature of Stockholder________________________Date:_____________

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FIRSTCITY FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 15, 2007

        The undersigned hereby appoints James T. Sartain and Richard J. VanderWoude, jointly and severally, as proxies, with full power of substitution and with discretionary authority, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of FirstCity Financial Corporation (the "Company") to be held on Thursday, November 15, 2007, at 9:00 a.m., local time, at the principal executive offices of the Company, 6400 Imperial Drive, Waco, Texas 76712, or at any adjournment thereof, hereby revoking any proxy heretofore given.

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is indicated, the shares will be voted "FOR" the election of the nominees named herein as directors, and "FOR" the proposal to ratify the appointment of independent registered public accounting firm for the Company and its subsidiaries for fiscal year 2007.

(Continued and to be signed on the reverse side)

QuickLinks

PROXY STATEMENT INTRODUCTION
Purpose of the Annual Meeting
Stockholders Entitled to Vote and Principal Stockholders
Beneficial Ownership of Common Stock
Required Votes
Revocation of Proxy
Solicitation Costs
Annual Report on Form 10-K
Annual Meeting Matters
PROPOSAL I—ELECTION OF DIRECTORS
Executive Officers
Information Regarding Board of Directors and Committee Structure
Communication with Board Members
Code of Business Conduct and Ethics
Compensation Discussion and Analysis
Compensation Committee Report
Summary Compensation
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Outstanding Equity Awards at 2006 Fiscal Year-End
Option Exercises and Stock Vested in Fiscal 2006
Potential Payments Upon Termination or Change-In-Control
Compensation of Non-Executive Directors at 2006 Fiscal Year End
Section 16(a) Beneficial Ownership Reporting Compliance
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Certain Relationships and Related Transactions
PROPOSAL II—RATIFICATION AND APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accountant Fees and Services
Audit Committee Pre-Approval Policies and Procedures
Audit Committee Report
STOCKHOLDERS' PROPOSALS
OTHER MATTERS
FIRSTCITY FINANCIAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 15, 2007